EXHIBIT 99.1

                    Certification of CEO and CFO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Arlington Hospitality, Inc. (the "Company") for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jerry H. Herman, as Chief Executive Officer of the Company, and James B. Dale, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                             /s/ Jerry H. Herman
                                             -----------------------------------
                                             Name:    Jerry H. Herman
                                                  ------------------------------
                                             Title:   Chief Executive Officer
                                                   -----------------------------

                                             /s/ James B. Dale
                                             -----------------------------------
                                             Name:    James B. Dale
                                                  ------------------------------
                                             Title:   Chief Financial Officer
                                                   -----------------------------



May 15, 2003